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                                                                    EXHIBIT 32.1


           Certification of Principal Executive and Financial Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Philip Pilevsky, Chief Executive Officer and principal financial officer of Philips International Realty Corp. (the "Registrant"), do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-K for the year ended December 31, 2004 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended, except that the financial statements for 2004 are unaudited; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                         By: /s/ Philip Pilevsky
                                             ----------------------------
                                             Philip Pilevsky
                                             Chief Executive Officer and
                                             principal financial officer

Date: March 30, 2005

This certification accompanies each Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

* A signed original of this written statement required by Section 906 has been provided to Philips International Realty Corp. and will be retained by Philips International Realty Corp. and furnished to the Securities and Exchange Commission or its staff upon request.